SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Capitol Street, Suite 3000, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Waste Management, Inc. (the “Company”) held on May 10, 2022, a total of 357,613,587 shares of the Company’s common stock, out of a total of 415,159,816 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The proposals set forth below were voted on by the Company’s stockholders. Each of the director nominees was elected, and the Company’s stockholders approved proposals 2, 3 and 4.

1.	Election to the Company’s Board of Directors of the following nine director nominees:

	Number of	Number of		Broker
Name	Affirmative Votes	Negative Votes	Abstentions	Non-Votes
James C. Fish, Jr.	312,571,901	773,932	400,258	43,867,496
Andrés R. Gluski	306,644,597	6,651,904	449,590	43,867,496
Victoria M. Holt	310,285,748	3,077,600	382,743	43,867,496
Kathleen M. Mazzarella	309,443,398	3,917,924	384,769	43,867,496
Sean E. Menke	312,300,573	1,028,143	417,375	43,867,496
William B. Plummer	309,246,929	4,076,558	422,604	43,867,496
John C. Pope	295,003,561	18,307,449	435,081	43,867,496
Maryrose T. Sylvester	312,425,254	928,603	392,234	43,867,496
Thomas H. Weidemeyer	293,119,057	20,193,662	433,372	43,867,496

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

For	Against	Abstentions
347,939,297	8,973,682	700,608

3.	Approval, by non-binding vote, of the Company’s executive compensation as described in the Company’s 2022 proxy statement:

For	Against	Abstentions	Broker Non-Votes
283,324,803	29,499,757	921,531	43,867,496

4.	Stockholder proposal regarding a civil rights audit, as described in the Company’s 2022 proxy statement:

For	Against	Abstentions	Broker Non-Votes
170,857,769	139,669,439	3,218,883	43,867,496

Item 8.01	Other Events.

On May 13, 2022, the Company announced that it will redeem the entire outstanding principal amount of its 2.90% Senior Notes due 2022 (the “Notes”). The redemption date for the Notes is June 15, 2022 (the “Redemption Date”). The aggregate principal amount of the Notes outstanding is $500 million. The redemption price for the Notes is equal to 100% of the aggregate principal amount of the Notes, plus accrued and unpaid interest on the Notes to the Redemption Date.

Cautionary Note Regarding Forward-Looking Statements

This item contains forward-looking statements that involve risks and uncertainties. Factors that could cause actual results to differ materially from such forward-looking statements are discussed in the Company’s most recent Annual Report on Form 10-K and subsequent reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: May 13, 2022	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Executive Vice President, Corporate Development and Chief Legal Officer